Putnam Ohio Tax Exempt Income Fund
The fund's portfolio
2/29/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
COP — Certificates of Participation
FHLMC Coll. — Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
GNMA Coll. — Government National Mortgage Association Collateralized
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.15% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.4%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/31	A+/F	$500,000	$635,570
5.00%, 10/1/30	A+/F	650,000	828,698

			1,464,268
California (0.9%)
CA State Poll. Control Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (5/1/29), (Republic Svcs., Inc.), Ser. A, 1.09%, 8/1/23	BBB+	1,000,000	1,000,210

			1,000,210
Guam (1.4%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	585,000	706,048
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/37	A	200,000	245,784
5.00%, 7/1/36	A	400,000	492,812
5.00%, 7/1/33	A	200,000	247,840

			1,692,484
Indiana (1.6%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A1	1,500,000	1,836,150

			1,836,150
Ohio (89.3%)
Allen Cnty., Hosp. Fac. Rev. Bonds
5.00%, 8/1/21	A+	400,000	422,360
Ser. A, 4.00%, 8/1/38	A+	1,370,000	1,575,363
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	1,000,000	1,186,960
(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A2	830,000	982,596
Bluffton, Hosp. Fac. Rev. Bonds, (Blanchard Valley Hlth. Syst.), 5.00%, 12/1/31	A2	650,000	814,366
Bowling Green State U. Rev. Bonds, Ser. A, 5.00%, 6/1/42	A1	1,000,000	1,182,260
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 5.75%, 6/1/34	Ca	1,500,000	1,501,815
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	1,000,000	1,130,880
Ser. A-2, Class 1, 4.00%, 6/1/48	BBB+	1,500,000	1,721,130
Carlisle, Local School Dist. G.O. Bonds, (School Impt.)
5.00%, 12/1/47	AA	500,000	586,845
5.00%, 12/1/42	AA	350,000	412,720
5.00%, 12/1/37	AA	100,000	119,078
Centerville, Hlth. Care Rev. Bonds, (Graceworks Lutheran Svcs.), 5.25%, 11/1/50	BB+/P	500,000	566,950
Cincinnati, G.O. Bonds, Ser. D, 4.00%, 12/1/32	Aa2	500,000	536,615
Cincinnati, Econ. Dev. Rev. Bonds, (Keystone Parke Phase III), Ser. B, 5.00%, 11/1/40	AA	500,000	596,925
Cleveland, Income Tax Rev. Bonds
(Impt. Pk. & Recreational), 5.00%, 10/1/33	AA	615,000	776,185
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/33	AA	300,000	382,221
(Bridges & Roadways Impt.), Ser. B-2, 5.00%, 10/1/32	AA	1,000,000	1,276,660
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/32	AA	500,000	638,330
(Impt. Bridges), 4.00%, 10/1/29	AA	300,000	353,685
(Impt. Bridges), 4.00%, 10/1/28	AA	400,000	474,880
Cleveland, Pkg. Fac. Rev. Bonds, AGM, 5.25%, 9/15/22	AA	1,630,000	1,805,046
Cleveland, Pub. Pwr. Syst. Rev. Bonds
Ser. A, AGM, 4.00%, 11/15/38	AA	600,000	719,076
Ser. A, AGM, 4.00%, 11/15/36	AA	750,000	904,643
Ser. B-1, NATL, zero %, 11/15/25	A3	3,000,000	2,755,110
Cleveland, State U. Rev. Bonds, 5.00%, 6/1/37	A1	1,500,000	1,598,115
Cleveland, Wtr. Poll. Control Rev. Bonds, (Green Bonds)
5.00%, 11/15/41	Aa3	500,000	597,975
5.00%, 11/15/36	Aa3	435,000	523,496
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave. Dev., Corp.), 5.00%, 8/1/39	A2	1,000,000	1,140,300
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	700,000	836,066
Columbus, Metro. Library Special Oblig. Rev. Bonds, 4.00%, 12/1/38	Aa2	1,000,000	1,204,130
Columbus, Swr. VRDN, Ser. B, 1.10%, 6/1/32	VMIG 1	930,000	930,000
Confluence Cmnty. Auth. Rev. Bonds, (Stadium & Sports), 4.00%, 5/1/36	AA+	1,000,000	1,197,090
Cuyahoga Cmnty., College Dist. Rev. Bonds, Ser. D, 5.00%, 8/1/32	Aa2	750,000	820,358
Cuyahoga Cnty., COP, (Convention Hotel), 5.00%, 12/1/27	AA-	1,250,000	1,445,913
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/41	A	1,435,000	1,823,368
5.00%, 1/1/37	A	400,000	513,796
5.00%, 1/1/34	A	300,000	387,852
Fairview Park City School Dist. G.O. Bonds, 5.00%, 12/1/42	Aa2	1,000,000	1,110,720
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Corp. Oblig. Group), Ser. 17OH, 5.00%, 12/1/46	Aa3	2,445,000	3,002,900
Franklin Cnty., Convention Fac. Auth. Rev. Bonds, (Greater Columbus Convention Ctr. Hotel Expansion), 5.00%, 12/1/44	BBB-	1,000,000	1,239,130
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys. Oblig. Group), Ser. A, 5.625%, 7/1/26	BBB/F	1,100,000	1,116,082
5.00%, 11/15/44	BBB+/F	1,000,000	1,119,990
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide Children's Hosp.), Ser. A
4.00%, 11/1/39	Aa2	500,000	581,745
4.00%, 11/1/38	Aa2	300,000	349,749
Gallia Cnty., Local School Impt. Dist. G.O. Bonds, 5.00%, 11/1/27	Aa2	815,000	959,174
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life Enriching Cmnty.), 5.00%, 1/1/46	BBB-/F	1,000,000	1,146,440
Hamilton Cnty., Hosp. Fac. Rev. Bonds, (TriHealth, Inc. Oblig. Group), Ser. A, 5.00%, 8/15/42	A+	970,000	1,181,576
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC
zero %, 12/1/24	A1	3,000,000	2,835,480
zero %, 12/1/22	A1	500,000	485,175
Huber Heights City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/31	Aa2	1,000,000	1,213,690
Huran Cnty., Human Svcs. G.O. Bonds, NATL, 6.55%, 12/1/20	Aa3	255,000	265,662
JobsOhio Beverage Syst. Rev. Bonds, (Statewide Sr. Lien Liquor Profits), Ser. A, 5.00%, 1/1/38 (Prerefunded 1/1/23)	AA+	700,000	782,453
Kent State U. Rev. Bonds, (Gen. Receipts), 5.00%, 5/1/30	Aa3	1,000,000	1,229,700
Lake Cnty., Cmnty. College Dist. COP, 4.00%, 10/1/35	A2	1,840,000	2,135,320
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	180,000	180,673
Lakewood, City School Dist. G.O. Bonds, (School Fac. Impt.), Ser. B
4.00%, 11/1/35	Aa2	500,000	585,975
4.00%, 11/1/34	Aa2	430,000	504,902
4.00%, 11/1/33	Aa2	375,000	441,060
4.00%, 11/1/32	Aa2	225,000	266,047
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/30	A	750,000	841,208
Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45 (Prerefunded 11/1/20)	BB+/P	700,000	727,930
(Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	686,699
Miami Cnty., Hosp. Fac. Rev. Bonds, (Kettering Hlth. Network Oblig. Group), 5.00%, 8/1/39	A+	1,000,000	1,254,410
Miami U. Rev. Bonds, 5.00%, 9/1/41	Aa3	500,000	607,470
Middleburg Heights, Hosp. Rev. Bonds, (Southwest Gen. Hlth. Ctr.), 5.00%, 8/1/47	A2	1,200,000	1,286,388
Napoleon, City Fac. Construction & Impt. School Dist. G.O. Bonds, 5.00%, 12/1/36	Aa3	500,000	546,850
New Albany, Plain Local School Dist. G.O. Bonds, (School Impt.), 4.00%, 12/1/29	Aa1	1,410,000	1,526,043
North Royalton, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/47	Aa2	2,000,000	2,350,680
Northeastern Local School Dist. Clark Cnty., G.O. Bonds, AGM, 4.00%, 12/1/34	AA	790,000	931,497
OH Hsg. Fin. Agcy. Rev. Bonds, (Single Fam. Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 5.00%, 11/1/28	Aaa	5,000	5,029
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A, 4.00%, 2/1/33	Aa1	2,315,000	2,478,254
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Summa Hlth. Syst.), 5.75%, 11/15/40	Baa2	370,000	373,423
5.25%, 12/1/48	BB	250,000	287,165
(Kenyon College), 5.00%, 7/1/44 (Prerefunded 7/1/20)	A	1,305,000	1,322,800
(Case Western Reserve U.), 5.00%, 12/1/40	AA-	1,000,000	1,221,710
(Xavier U.), 5.00%, 5/1/40	A3	750,000	753,893
(U. of Findlay (The)), 5.00%, 3/1/39	BBB-	500,000	591,150
(Oberlin Coll.), 5.00%, 10/1/31	AA	650,000	739,141
(U. of Dayton), Ser. A, 5.00%, 12/1/24	A+	285,000	338,383
(Kenyon College 2020), 4.00%, 7/1/44	A2	1,400,000	1,618,456
(Kenyon College 2020), 4.00%, 7/1/40	A2	730,000	852,545
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/41	A2	1,000,000	1,174,240
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,480,313
OH State Private Activity Rev. Bonds, (Portsmouth Bypass Gateway Group, LLC), AGM, 5.00%, 12/31/39	AA	750,000	871,388
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5.25%, 2/15/32	Aa3	350,000	391,500
5.00%, 2/15/48 (Prerefunded 2/15/23)	Aa3	1,250,000	1,401,588
OH State U. Rev. Bonds, Ser. A, 5.00%, 12/1/39	Aa1	1,000,000	1,170,570
OH State Wtr. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/34	Aaa	750,000	927,113
OH U. Gen. Recipients Athens Rev. Bonds
5.00%, 12/1/43 (Prerefunded 12/1/22)	Aa3	1,035,000	1,153,352
5.00%, 12/1/42 (Prerefunded 6/1/22)	Aa3	500,000	546,850
Princeton, City School Dist. G.O. Bonds, 5.00%, 12/1/36 (Prerefunded 12/1/24)	AA	500,000	599,115
Revere, Local School Dist. G.O. Bonds, (School Fac. Impt.), Ser. C
4.00%, 12/1/33	Aa1	270,000	322,348
4.00%, 12/1/31	Aa1	1,000,000	1,202,750
Rickenbacker, Port Auth. Rev. Bonds, (OASBO Expanded Asset Pooled), Ser. A, 5.375%, 1/1/32	A2	935,000	1,228,113
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	1,025,000	1,209,900
5.00%, 2/15/32	A3	865,000	1,026,392
Summit Cnty., G.O. Bonds, 4.00%, 12/1/31	Aa1	750,000	848,580
Toledo, Wtr. Wks. Syst. Rev. Bonds, 5.00%, 11/15/36	Aa3	500,000	616,285
Toledo-Lucas Cnty., Port Auth. FRB, (CSX Transn, Inc.), 6.45%, 12/15/21	A3	1,900,000	2,063,419
U. of Akron Rev. Bonds, Ser. A
5.00%, 1/1/31	A1	500,000	588,020
5.00%, 1/1/28	A1	1,000,000	1,145,690
U. of Cincinnati Rev. Bonds, Ser. A, 5.00%, 6/1/31 (Prerefunded 6/1/22)	Aa3	500,000	546,850
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group)
Ser. A, 5.75%, 7/1/33	A	500,000	573,765
5.00%, 7/1/39	A	1,000,000	1,136,060
Willoughby-Eastlake, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/46 (Prerefunded 12/1/25)	A2	1,000,000	1,229,020
Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	500,000	525,370

			104,494,516
South Carolina (0.6%)
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 1.559%, 10/1/31	Aa3	745,000	748,293

			748,293
Texas (2.1%)
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), PSFG, 4.00%, 8/15/32	AAA	2,000,000	2,437,800

			2,437,800
Washington (2.2%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	2,600,000	2,612,916

			2,612,916

Total municipal bonds and notes (cost $107,539,070)			$116,286,637

SHORT-TERM INVESTMENTS (4.3%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 1.74%(AFF)	Shares	5,020,460	$5,020,460
U.S. Treasury Bills 1.548%, 7/16/20(SEG)		$48,000	47,789

Total short-term investments (cost $5,068,184)			$5,068,249
TOTAL INVESTMENTS

Total investments (cost $112,607,254)			$121,354,886

FUTURES CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	5	$1,037,500	$1,037,500	Jun-20	$(23,644)

Unrealized appreciation					—

Unrealized (depreciation)					(23,644)

Total					$(23,644)

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Swap counterparty/ notional amount	Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	Citibank, N.A.
	$2,430,000	$117,145	(E)	$—	10/18/31	1.404% — Quarterly	SIFMA Municipal Swap index — Quarterly	$(117,145)
	4,500,000	102,285	(E)	—	10/18/26	SIFMA Municipal Swap index — Quarterly	1.182% — Quarterly	102,285
	4,450,000	96,071	(E)	—	10/20/26	SIFMA Municipal Swap index — Quarterly	1.159% — Quarterly	96,071
	1,310,000	117,908	(E)	—	10/21/41	1.559% — Quarterly	SIFMA Municipal Swap index — Quarterly	(117,908)

	Upfront premium received			—		Unrealized appreciation		198,356

	Upfront premium (paid)			—		Unrealized (depreciation)		(235,053)

	Total			$—			Total	$(36,697)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$900,000	$10,145	$—	4/16/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$10,145
Citibank, N.A.
360,000	17,820	—	6/4/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	17,820
180,000	9,215	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	9,215
Morgan Stanley & Co. International PLC
900,000	10,024	—	4/21/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	10,024
223,000	10,971	—	5/21/20	—	1.85% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	10,971
223,000	11,416	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	11,416

Upfront premium received		—	Unrealized appreciation			69,591

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$69,591

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $116,977,835.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/29/20
	Short-term investments
	Putnam Short Term Investment Fund*	$—	$13,124,378	$8,103,918	$22,087	$5,020,460

	Total Short-term investments	$—	$13,124,378	$8,103,918	$22,087	$5,020,460
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $42,776.
	At the close of the reporting period, the fund maintained liquid assets totaling $5,118,443 to cover certain derivative contracts and the settlement of certain securities.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.15%, 1.52% and 1.46%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	20.7%
	Education	18.3
	Local debt	14.9
	Utilities	10.9
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
	An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
	The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $9,662 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$116,286,637	$—
Short-term investments	5,020,460	47,789	—

Totals by level	$5,020,460	$116,334,426	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(23,644)	$—	$—
Interest rate swap contracts	—	(36,697)	—
Total return swap contracts	—	69,591	—

Totals by level	$(23,644)	$32,894	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	3
OTC interest rate swap contracts (notional)	$7,600,000
OTC total return swap contracts (notional)	$1,200,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com